UNITEDSTATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2011

CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction  of Incorporation)

001-33537	20-2903562
(Commission File Number)	(IRS Employer Identification No.)

No. 2, Jing You Road
Kunming National Economy &
Technology Developing District
People’s Republic of China 650217	N/A
(Address of Principal Executive Offices)	(Zip Code)

0086-871-728-2628
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

The practice of Bernstein & Pinchuk LLP (“B&P”), the Company’s independent registered public accounting firm, entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into MarcumBP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP. Accordingly, effective April 18, 2011, B&P resigned as the Company's independent registered public accounting firm and MarcumBP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was approved by the Audit Committee of the Company's Board of Directors on April 22, 2011.

The principal accountant's reports of B&P on the financial statements of the Company as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and 2009 and through April 18, 2011, there were no disagreements with B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to B&P’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2010 and 2009 and through April 18, 2011, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2010 and 2009 and through April 18, 2011, the Company did not consult with MarcumBP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 22, 2011, furnished by Bernstein & Pinchuk LLP, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

16.1	Letter from Bernstein & Pinchuk LLP dated April 22, 2011 to the Securities and Exchange Commission regarding change of Independent Registered Public Accountants.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2011	CHINA SHENGHUO PHARMACEUTICAL HOLDINGS, INC.

	By:	/s/ Gui Hua Lan
Gui Hua Lan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Bernstein & Pinchuk LLP dated April 22, 2011 to the Securities and Exchange Commission regarding change of Independent Registered Public Accountants.